UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2013

EQT Midstream Partners, LP

(Exact name of registrant as specified in its charters)

DELAWARE (State or other jurisdiction of incorporation or organization)	1-35574 (Commission File Number)	37-1661577 (IRS Employer Identification No.)

625 Liberty Avenue, Suite 1700, Pittsburgh, Pennsylvania (Address of principal executive offices)	15222 (Zip Code)

Registrant’s telephone number, including area code: (412) 553-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

EQT Midstream Partners, LP (the “Partnership”) anticipates filing a registration statement on Form S-3, which incorporates by reference the contents of this Current Report on Form 8-K. The subsidiaries of the Partnership (the “Subsidiaries”) will be co-registrants with the Partnership, and the registration statement will register guarantees of debt securities by the Subsidiaries (other than EQT Midstream Finance Corporation, a 100 percent owned subsidiary of the Partnership which may act as co-issuer of any such debt securities).

The Subsidiaries are 100 percent owned by the Partnership and any guarantees by the Subsidiaries, if any, will be full and unconditional. Pursuant to Rule 3-10 of Regulation S-X, the Partnership, in Exhibit 99.1 to this Current Report on Form 8-K, is adding Note 16 to the Notes to Consolidated Financial Statements at December 31, 2012 and 2011 and for each of the three years in the period ended December 31, 2012 in Item 8 of the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2012. In addition, the Partnership, in Exhibit 99.2 to this Current Report, is adding Note J to the Notes to Consolidated Financial Statements (Unaudited) at March 31, 2013 and for the three months ended March 31, 2013 and 2012 in Part I, Item 1 of the Partnership’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2013.

This report should be read in conjunction with the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2012 and its Quarterly Report on Form 10-Q for the three months ended March 31, 2013, as well as its other filings with the Securities and Exchange Commission.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits.

23.1 —      Consent of Ernst & Young LLP.

99.1 —       “Item 8. Financial Statements and Supplementary Data” of the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2012.

99.2 —       “Part I, Item 1. Financial Statements” of the Partnership’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2013.

101 —          Interactive Data File.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

EQT Midstream Partners, LP
(Registrant)

By: EQT Midstream Services, LLC, its General Partner

By:	/s/ Philip P. Conti
Philip P. Conti
Senior Vice President and Chief Financial Officer

Date: July 1, 2013

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP.

99.1	“Item 8. Financial Statements and Supplementary Data” of the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2012.

99.2	“Part I, Item 1. Financial Statements” of the Partnership’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2013.

101	Interactive Data File.